EX-99.906CERT

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act

I, Daniel W. Moyer IV, President of The HomeState Group (the "Registrant"), certify to the best of my knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004, (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ Daniel W. Moyer IV
------------------------
Daniel W. Moyer IV
President
March 11, 2005

                                                                   EX-99.906CERT

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act

I, Kenneth G. Mertz II, Treasurer of The HomeState Group (the "Registrant"), certify to the best of my knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004,(the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ Kenneth Mertz II
-------------------------
Kenneth Mertz II
Treasurer
March 11, 2005